     As filed with the Securities and Exchange Commission on May 8, 1996


         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only (as
/x/  Definitive Proxy Statement                   permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SENTINEL GROUP FUNDS, INC.
- ---------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

- -------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------
(5)  Total fee paid:

- -------------------------------------------------------------------------
/x/  Fee paid previously with preliminary materials.

- -------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

- -------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

- -------------------------------------------------------------------------
(3)  Filing Party:

- -------------------------------------------------------------------------
(4)  Date Filed:

- -------------------------------------------------------------------------

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.
                                      2

                             SENTINEL WORLD FUND
                                      OF
                          SENTINEL GROUP FUNDS, INC.
                             NATIONAL LIFE DRIVE
                          MONTPELIER, VERMONT  05604

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 9, 1996

To Shareholders of Sentinel World Fund of Sentinel Group Funds, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Sentinel World Fund of Sentinel Group Funds, Inc. (the "Company") will be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Tuesday, July 9, 1996 at 2:30 p.m., to take action upon the following matters:

     1.   Consideration  of a proposal  to approve a  sub-investment advisory
          agreement  between  the   Company's  investment  advisor,  Sentinel
          Advisors Company, and INVESCO Capital Management Inc.; and

     2. The transaction of such other business as may properly come before the meeting.

     All shareholders of record at the close of business on April 24, 1996, are entitled to notice of and to vote at this meeting or any adjournment thereof.

     If by reason of having two or more accounts you receive more than one proxy card, please sign and return each one.

                              By order of the Board of Directors

                              D. Russell Morgan
                              Secretary

     Montpelier, Vermont
     May 13, 1996

          IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN
         AND RETURN THE ACCOMPANYING PROXY PROMPTLY.  THIS WILL SAVE
           YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATIONS.  YOUR
                              VOTE IS IMPORTANT!

                             SENTINEL WORLD FUND
                                      OF
                          SENTINEL GROUP FUNDS, INC.
                             NATIONAL LIFE DRIVE
                          MONTPELIER, VERMONT  05604

                               PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS
                                 JULY 9, 1996

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sentinel Group Funds, Inc. (the "Company") with respect to Sentinel World Fund (the "Fund"), a series of the Company (whose address is National Life Drive, Montpelier, Vermont 05604), for use at a Special Meeting of Shareholders of the Fund to be held at the offices of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Tuesday, July 9, 1996 at 10:00 a.m., and at any adjournments thereof. This proxy statement and the enclosed proxy are being mailed to shareholders on or about May 13, 1996.

     Shareholders of record of the Fund at the close of business on April 24, 1996 will be entitled to be present and to vote at the meeting. As of that date there were 4,142,001.247 Class A shares and 10,791.976 Class B shares of the Company's shares allocated to the Fund issued and outstanding.

     Whether or not you are able to attend the meeting, your proxy vote is important. Under the Company's charter, holders of shares of the Fund are entitled to one vote for each dollar of net asset value per share of the Fund. A quorum is present if the holders of at least one-third of the votes entitled to be cast are represented at the meeting, either in person or by proxy. If a quorum is not present, no action will be taken and the meeting will be adjourned until such time as a quorum is present. If a quorum is present, but less than a majority (as defined in the Investment Company Act of 1940) of the votes is cast in favor or against the proposal, the Board of Directors has determined that it would be in the best interests of the shareholders to adjourn the meeting until such time as a majority of the votes is obtained. A majority of the outstanding votes of the Fund is defined as the lesser of (a) 67% or more of the votes present at the meeting, if more than 50% of the outstanding votes are present or represented by proxy or (b) more than 50% of the outstanding votes, however is less. WE THEREFORE URGE YOU TO MARK, DATE, SIGN, AND MAIL YOUR PROXY PROMPTLY, TO MAKE CERTAIN THAT YOUR SHARES ARE REPRESENTED AND WILL BE VOTED AT THE MEETING. IN ORDER TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY.

     Unless otherwise specified, proxies will be voted "FOR" the proposal set forth in the Notice of Special Meeting of Shareholders preceding this proxy statement. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification so made. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the proposal. Any shareholder has the power to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or by filing with the Secretary of the Company either an instrument revoking the proxy or another duly executed proxy bearing a later date, at any time before the meeting.

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by INVESCO Capital Management, Inc. ("INVESCO"). In addition, proxies may be solicited by additional mailings, telephone and telegraph, facsimile or personally by officers and employees of the Company, Sentinel Advisors Company ("SAC"), the Company's investment advisor, Sentinel Financial Services Company ("SFSC"), the Company's principal underwriter, Sentinel Administrative Service Company ("SASC"), the Company's administrative service provider, or other agents retained by the Company. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. INVESCO will reimburse such entities or other agents for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company allocated to the Fund. The principal offices of each of SAC, SFSC, and SASC is National Life Drive, Montpelier, Vermont 05604.

                          APPROVAL OR DISAPPROVAL OF
                      SUB-INVESTMENT ADVISORY AGREEMENT

     The Company is a series-type open-end management investment company currently comprised of 11 separate series. SAC serves as the investment advisor to all of the series of the Company, including the Fund, pursuant to an investment advisory agreement between the Company and SAC dated March 1, 1993. The Fund was added as a series of the Company on March 1, 1993 when the Company acquired all of the assets and liabilities of the ProvidentMutual World Fund, Inc. At that time, Cseh International & Associates, Inc. ("Cseh") acted as sub-investment advisor to the Fund pursuant to a sub-investment advisory agreement that previously had been approved by shareholders of the Fund at a meeting held on February 19, 1993. Cseh was a wholly-owned subsidiary of Cashman Farrell and Associates ("Cashman Farrell"), which succeeded to the business of Cseh when Cseh liquidated in 1994. The sub-investment advisory agreement between SAC and Cashman Farrell was most recently approved by the Fund's Board of Directors on August 11, 1995.

     In January 1996, Cashman Farrell informed SAC that it would discontinue its operations on March 31, 1996. The Fund's portfolio manager, Erik B. Granade, left Cashman Farrell and became associated with INVESCO as of April 1, 1996. The sub-investment advisory agreement between SAC and Cashman Farrell terminated automatically on March 31, 1996.

     On March 15, 1996, the Board of Directors of the Company, including all of the Directors who are not interested persons of the Company, approved a new sub-investment advisory agreement (the "Sub-Investment Advisory Agreement") between SAC and INVESCO, pursuant to which INVESCO provides economic research, securities research, securities analyses and investment recommendations to SAC. The Sub-Investment Advisory Agreement replaced the previous sub-investment advisory agreement between SAC and Cashman Farrell pursuant to which Cashman Farrell acted as sub-investment advisor to the Fund.


     The Board of Directors of the Company hereby recommends that the Sub-Investment Advisory Agreement be ratified and approved by the Fund's shareholders. The Board of Directors' recommendation is predominantly based on its belief that the employment of INVESCO, given the continuity of portfolio management advice to be provided by Mr. Granade, will facilitate the performance of the management services necessary for the operation of the Fund.

     If the Sub-Investment Advisory Agreement is ratified and approved by the stockholders at the Meeting, it will remain in effect until November 30, 1996 and thereafter, as described below. See "Terms of Sub-Investment Advisory Agreement--Duration and Termination". A copy of the Sub-Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A. If the Sub-Investment Advisory Agreement is not ratified and approved by the stockholders, the Fund will discontinue its relationship with INVESCO as of July 31, 1996. INVESCO became the Fund's sub-investment advisor on April 1, 1996 and is presently being compensated for performing its duties under the Sub-Investment Advisory Agreement. The Directors will consider such alternative management and advisory agreements as are deemed appropriate and submit their recommendations to stockholders of the Fund at a meeting called for that purpose.



INFORMATION CONCERNING INVESCO

     INVESCO, based in Atlanta, Georgia, is one of the largest independent investment management firms in the U.S. The majority of INVESCO's client base is institutional in nature and includes numerous Fortune 500 pension funds, other U.S. tax-exempt institutions, and international accounts.

     INVESCO is a wholly owned subsidiary of INVESCO, Inc. Both INVESCO and INVESCO, Inc. are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The ultimate parent, INVESCO, PLC, which is domiciled in the United Kingdom, is a global organization with total assets under management in excess of $80 billion. INVESCO currently maintains primary domestic offices in Boston, Atlanta, Louisville, Dallas, and Denver, and international offices in London, Paris, Hong Kong, Tokyo, Bermuda, the Channel Islands, and Buenos Aires.

     The following table sets forth information relating to the registered investment companies which invest primarily in non-U.S. companies with the investment objective of long-term capital growth, for which INVESCO and its affiliates act as investment advisor and/or sub-investment advisor:


                                                               APPROXIMATE
                                                              NET ASSETS AT
                                                              MARCH 31, 1996
       INVESTMENT COMPANY        ANNUAL ADVISORY FEES           (MILLIONS)

INVESCO INTERNATIONAL GROWTH     Investment Advisory Fee:          $78
FUND                             1.0% of net assets
Investment Advisor:
INVESCO Funds Group, Inc.

INVESCO ADVISOR INTERNATIONAL    Investment Advisory Fee:          $22
VALUE PORTFOLIO                  1.0% of net assets
Investment Advisor:              Sub-Investment Advisory
INVESCO Services,Inc.            Fee:
Sub-Investment Advisor:          .35% of net assets; paid by
INVESCO                          Investment Advisor


     Although INVESCO International Growth Fund ("INVESCO Growth"), INVESCO Advisor International Value Portfolio ("INVESCO Value") and the Fund have similar investment objectives, significant differences exist among the funds. INVESCO acts as sub-investment advisor to both the Fund and INVESCO Value but has no involvement with INVESCO Growth. As previously stated, Erik Granade, who has been the portfolio manager of the Fund since May 1994, will continue as portfolio manager of the Fund; INVESCO Value is managed by a different portfolio management team in Atlanta, Georgia and INVESCO Growth is managed by INVESCO affiliates in London, England. While the Fund and INVESCO Value emphasize a value-oriented investment approach, INVESCO Growth focuses more on growth potential. For these and other reasons, SAC does not believe that the affiliations between the investment advisors and sub-investment advisors of INVESCO Growth and INVESCO Value and the Fund will affect the ability of INVESCO to perform its obligations as sub-investment advisor to the Fund.

     The following table sets forth the name, address, title and principal occupation of the principal executive officer and each director of INVESCO:


NAME*                 TITLE                 PRINCIPAL OCCUPATION

Wendell Moore Starke  Chairman, Chief       Chairman of INVESCO (which term
                      Executive Officer     as used herein includes its
                                            corporate predecessors) since
                                            1992, and President and Chief
                                            Investment Officer thereof from
                                            1979 to 1991; Chairman of
                                            INVESCO, Inc. since 1993;
                                            Director and Chief Investment
                                            Officer of INVESCO PLC. since
                                            1994.

Edward Colston        Director, President   President of INVESCO since 1992,
Mitchell, Jr.                               Vice President thereof from 1979
                                            to 1991, and Director thereof
                                            since 1979; Portfolio Manager of
                                            INVESCO Services, Inc. since
                                            1995.

Donald Barrett Sallee Director, Vice        Director, Vice President and
                      President             Portfolio Manager of INVESCO
                                            since 1979.

Thomas William        Director, Vice        Director, Vice President and
Norwood               President             Portfolio Manager of INVESCO
                                            since 1979.

Frank Moss Bishop     Director, Vice        Director of INVESCO, INVESCO
                      President             Management & Research, Inc.,
                                            INVESCO, Inc., INVESCO Funds
                                            Group, Inc., INVESCO Trust
                                            Company and Primco Capital
                                            Management, Inc. since 1993;
                                            President, Chief Executive
                                            Office and Chief Operating
                                            Officer of INVESCO, Inc. since
                                            1993; Portfolio Manager of
                                            INVESCO since 1987.

Stephen Albright Dana Director, Vice        Director of INVESCO since 1994,
                      President             and Vice President and Portfolio
                                            Manager thereof since 1985;
                                            Portfolio Manager of INVESCO
                                            Services, Inc. from 1983 to
                                            1993; Vice President and
                                            Portfolio Manager of Schroder
                                            Capital Management, Inc. from
                                            1976 to 1983.

George William        Director, Vice        Director of INVESCO since 1994,
Herring, Jr.          President             and Vice President and Portfolio
                                            Manager thereof since 1985;
                                            Portfolio Manager of INVESCO
                                            Services, Inc. from 1983 to
                                            1993; Senior Vice President and
                                            Portfolio Manager of Citizens &
                                            Southern National Bank from 1981
                                            to 1983.
                                      5

Thomas Lawrence       Director, Vice        Director of INVESCO since 1994,
Shields, Jr.          President             and Vice President and Portfolio
                                            Manager thereof since 1985;
                                            Portfolio Manager of INVESCO
                                            Services, Inc. from 1983 to
                                            1993; Portfolio Manager of
                                            Schroder Capital Management,
                                            Inc. from 1979 to 1983.

_______________
* The address of each Director and officer is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

     None of the Fund's Directors or officers is affiliated with INVESCO or any of its affiliates. Except for payments to INVESCO pursuant to the Sub-Investment Advisory Agreement, the Fund has not made any payments to and has no other arrangements with either INVESCO or any of its affiliates. INVESCO does not currently advise any funds with investment objectives similar to those of the Fund.

TERMS OF SUB-INVESTMENT ADVISORY AGREEMENT

     The Sub-Investment Advisory Agreement provides that, subject to SAC's supervision, INVESCO is responsible for providing a program for the investment and reinvestment of the cash, securities, and other properties comprising the investment portfolio of the Fund in accordance with the investment policies and objectives of the Fund as reflected in the current Prospectus and Statement of Additional Information of the Sentinel Funds and as may be adopted from time to time by the Board of Directors. INVESCO will also provide SAC with a continuing review of economic conditions and security markets with the help of statistical and financial data. INVESCO is responsible for making decisions to buy, sell or hold a particular security, subject to review by SAC and the Board of Directors.


     Sub-Investment  Advisory   Fee.    Under  the   sub-investment  advisory
agreement between SAC and Cashman Farrell, Cashman Farrell received compensation from SAC of the greater of (a) 0.375% per annum of the average daily net asset value of the Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million or (b) $20,000 per annum. Under the Sub-Investment Advisory Agreement with INVESCO, INVESCO receives compensation from SAC based on the same formula as that provided for in the terminated agreement with Cashman Farrell. For the fiscal year ended November 30, 1995, the sub-investment advisory fee paid by SAC to Cashman Farrell aggregated approximately $165,000 (based upon average net assets of approximately $44.3 million). At March 31, 1996, the Fund had net assets of approximately $58.4 million. At this asset level the annual sub-investment advisory fee would aggregate approximately $219,000.


     Duration and Termination. The Sub-Investment Advisory Agreement became effective on April 1, 1996. If it is ratified and approved by a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class), the Sub-Investment Advisory Agreement will remain in full force and effect until November 30, 1996, and shall continue thereafter so long as its continuance is specifically approved at least annually by vote of a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class), as such term is defined in the Investment
Company Act of 1940 as amended (the "Investment Company Act"), of the Fund, or by the Board of Directors of the Company, including the approval by a majority of those directors of the Company who are not interested persons, as such term is defined in the Investment Company Act, of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on such approval, provided, however, that (1) the Sub-Investment Advisory Agreement may at any time be terminated without the payment of any penalty, either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class) of the Fund, on 60 days' written notice to INVESCO, (2) the Sub-Investment Advisory Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act), (3) the Sub-Investment Advisory Agreement shall automatically terminate on July 31, 1996, if it has not been approved prior to such date by a majority of the outstanding votes (Class A shares and Class B shares voting together as a single class) of the Fund, and (4) the Sub-Investment Advisory Agreement may at any time be terminated by INVESCO or SAC on 60 days' written notice to the other party to the Sub-Investment Advisory Agreement.


     Liability. The Sub-Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder, INVESCO will not be liable for any act or omission in connection with its activities as sub-investment advisor.


     The following resolution is to be submitted to shareholders at the Special Meeting of Shareholders. The affirmative vote of a majority of the votes cast (Class A shares and Class B shares voting together as a single class) is required to adopt this resolution.

               RESOLVED, that the sub-investment advisory agreement between Sentinel Advisors Company and INVESCO Capital Management, Inc., be, and it hereby is, ratified and approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY AND APPROVE THE SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN SAC AND INVESCO.

SIGNIFICANT SHAREHOLDERS


     National Life Insurance Company ("NLIC") is the ultimate parent of the controlling general partners of SAC, SFSC and SASC. NLIC and its controlled affiliates own 923,123.776 Class A shares and no Class B shares representing 22.3% and 0% of the outstanding voting securities of the Company's shares allocated to the Fund's Class A shares and Class B shares, respectively. The above amount includes 650,859.501 Class A shares over which American Guaranty & Trust Company ("AG&T"), a Delaware trust company, has voting discretion, having an aggregate net asset value of $9,606,686.24 representing 15.7% of all votes eligible to be cast at the meeting. These shares are held in trusts of which the beneficiaries are individual trust clients of AG&T. NLIC and its affiliates have sole voting and investment power over the remaining shares. NLIC's address is National Life Drive, Montpelier, Vermont 05604, and AG&T's address is 220 Continental Drive, Newark, Delaware 19713. The Company anticipates that NLIC and its affiliates, including AG&T, will vote their shares in favor of the proposal at the meeting.

     The Company is not aware of any other person who owns 5% or more of the voting securities of the Fund. The shareholdings of each individual Director do not amount to as much as 1% of the voting securities of the Fund. Taken as a group, the Directors and executive officers of the Company own 77,806.338 Class A shares (such holdings do not amount to 1% or more of the outstanding voting securities of Class A shares) and no Class B shares of the Company.

MEETINGS OF SHAREHOLDERS

     The Company is not required and does not intend to hold an annual meeting of shareholders. However, the Company will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act, to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of the Company. The Company is also required to hold a special shareholder meeting to elect new Directors at such time as less than two thirds of the Directors holding office have been elected by shareholders. In addition, the By-laws of the Company require that, in general, a special meeting of shareholders be held upon the written request of the holders of 20% of the votes entitled to be cast at such meeting, and the Investment Company Act requires that a special meeting of shareholders be held upon the written request of the holders of 10% of the votes entitled to be cast for the purpose of removing a Director.


     Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Company must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

ANNUAL REPORT DELIVERY


     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1995 , AND, IF AVAILABLE PRIOR TO OR ON THE MEETING DATE, A COPY OF THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 1996, TO ANY SHAREHOLDER UPON REQUEST. Shareholders may request such documents by writing to D. Russell Morgan, Secretary, Sentinel Group Funds, Inc., National Life Drive, Montpelier, Vermont 05604, or by calling SASC at 1-800-282-3863.

OTHER BUSINESS

     The only matters of which the management of the Company is aware that are to be presented for action at the meeting are those outlined herein. Should any other matters requiring a vote of shareholders or relating to the conduct of the meeting arise, those who shall act as proxies will vote according to their best judgment.

                              By order of the Board of Directors


                              D. Russell Morgan
                              Secretary


May 13, 1996
                                          10

                                                                    Exhibit A


                      SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this 31st day of March, 1996 by and between Sentinel Advisors Company (herein called "SAC"), a Vermont general partnership, having its principal office at National Life Drive, Montpelier, Vermont 05604, and INVESCO Capital Management, Inc. (herein called "INVESCO"), a Delaware corporation, having its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

Witnesseth:

     WHEREAS, SAC is a party to an Investment Advisory Agreement dated as of March 1, 1993, a copy of which is attached hereto as Exhibit "A" between it and Sentinel Group Funds, Inc., a corporation organized under the laws of the State of Maryland, a series of which is Sentinel World Fund (herein called the "Fund"), pursuant to which SAC provides, inter alia, investment research and advice to the Fund; and

     WHEREAS, SAC wishes to employ INVESCO as a sub-investment adviser to provide SAC with investment research and other investment services; and

     WHEREAS, INVESCO is prepared to provide such services on the terms and conditions hereinafter contained;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, SAC and INVESCO agree as follows:

     1. INVESCO, employing its best efforts and complete facilities, shall act as sub-investment adviser to the Fund. As such, it shall, subject to SAC's supervision, provide a program for the investment and reinvestment of the cash, securities, and other properties comprising the investment portfolio of the Fund in accordance with the investment policies and objectives of the Fund as reflected in the current Prospectus and Statement of Additional Information of the Sentinel Funds and as may be adopted from time to time by the Board of Directors of the Fund. INVESCO shall also give SAC a continuing review of economic conditions and security markets with the help of statistical and financial data.

     2. INVESCO shall select industries and companies to be represented in the investment portfolio of the Fund and shall carry out programs for the purchase and sale of the securities included or to be included in the

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investment portfolio.  All activities will be regularly reported to SAC.

     3. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of INVESCO to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     4. SAC, for its part, shall at all times keep INVESCO fully informed with regard to the funds available or to become available for investment, and, in general, the condition of the Fund's affairs. SAC shall furnish INVESCO with a certified copy of all financial statements and a signed copy of each report prepared by independent public accountants and with such other information with regard to the Fund's affairs as INVESCO may from time to time reasonably request.

     5. For the services to be rendered by INVESCO hereunder, SAC shall pay to INVESCO the greater of a monthly fee equal to 0.03125% (0.375% per annum) of the average daily net asset value of the Fund up to $500,000,000 and 0.025% (0.30% per annum) of such average net assets in excess of $500,000,000, as determined in accordance with the provisions of the Prospectus then constituting part of the Registration Statement then in effect under the Securities Act of 1933, at the end of each month of the Fund's fiscal year in arrears, or $20,000 per annum, also in twelve equal monthly installments in arrears.

     6. This Agreement shall become effective upon approval by a vote of a majority of the outstanding voting securities, as such term is defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund, and shall remain in full force and effect until November 30, 1996, and shall continue thereafter only so long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities, as such term is defined in the Act, of the Fund, or by the Board of Directors of the Fund, including the approval by a majority of those directors of the Fund who are not interested persons, as such term is defined in the Act, of any party to this Agreement, at a meeting called for the purpose of voting on such approval, provided, however, that (1) this Agreement may at any time be terminated without the payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to INVESCO, (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act), (3) this Agreement shall automatically terminate on July 31, 1996, if it has not been approved prior to such date by a majority of the outstanding shares of the Fund, and (4) this Agreement may at any time be terminated by INVESCO or SAC on 60 days written notice to the other party to this Agreement. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party.

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     7.   INVESCO agrees to reimburse the Fund for all expenses it reasonably incurs in preparing and filing proxy materials, soliciting and tabulating proxies, and holding a meeting of shareholders of the Fund for the purpose of obtaining the approval of a majority of the outstanding shares of the Fund for this Agreement.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations hereunder, INVESCO shall not be subject to liability for any act or omission in the course or in connection with the rendition of services hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                         Sentinel Advisors Company

                         By:  /s/ Keniston P. Merrill
                              ------------------------------
                               Name:  Keniston P. Merrill
                               Title:   Chairman and Chief Executive Officer


                         INVESCO Capital Management, Inc.

                         By:  /s/ Edward C. Mitchell
                              -----------------------------
                               Name:  Edward C. Mitchell
                               Title:    President

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